Exhibit 99.1

Consent of Director Nominee

Mauser Group B.V. is filing a Registration Statement on Form F-1 (SEC File No. 333-206235) with the Securities and Exchange Commission under the Securities Act of 1933, as amended, or the Securities Act, in connection with the initial public offering of common stock of Mauser Group B.V. In connection therewith, I hereby consent, pursuant to Rule 438 of the Securities Act, to being named as a nominee to the board of directors of Mauser Group B.V. in the Registration Statement, as may be amended from time to time. I also consent to the filing of this consent as an exhibit to such Registration Statement and any amendments thereto.

/s/ Vindi Banga
Name: Vindi Banga

Consent of Director Nominee

Mauser Group B.V. is filing a Registration Statement on Form F-1 (SEC File No. 333-206235) with the Securities and Exchange Commission under the Securities Act of 1933, as amended, or the Securities Act, in connection with the initial public offering of common stock of Mauser Group B.V. In connection therewith, I hereby consent, pursuant to Rule 438 of the Securities Act, to being named as a nominee to the board of directors of Mauser Group B.V. in the Registration Statement, as may be amended from time to time. I also consent to the filing of this consent as an exhibit to such Registration Statement and any amendments thereto.

/s/ David Novak
Name: David Novak

Consent of Director Nominee

Mauser Group B.V. is filing a Registration Statement on Form F-1 (SEC File No. 333-206235) with the Securities and Exchange Commission under the Securities Act of 1933, as amended, or the Securities Act, in connection with the initial public offering of common stock of Mauser Group B.V. In connection therewith, I hereby consent, pursuant to Rule 438 of the Securities Act, to being named as a nominee to the board of directors of Mauser Group B.V. in the Registration Statement, as may be amended from time to time. I also consent to the filing of this consent as an exhibit to such Registration Statement and any amendments thereto.

/s/ Sonja Terraneo
Name: Sonja Terraneo

Consent of Director Nominee

Mauser Group B.V. is filing a Registration Statement on Form F-1 (SEC File No. 333-206235) with the Securities and Exchange Commission under the Securities Act of 1933, as amended, or the Securities Act, in connection with the initial public offering of common stock of Mauser Group B.V. In connection therewith, I hereby consent, pursuant to Rule 438 of the Securities Act, to being named as a nominee to the board of directors of Mauser Group B.V. in the Registration Statement, as may be amended from time to time. I also consent to the filing of this consent as an exhibit to such Registration Statement and any amendments thereto.

/s/ Antonio Trius
Name: Antonio Trius

Consent of Director Nominee

Mauser Group B.V. is filing a Registration Statement on Form F-1 (SEC File No. 333-206235) with the Securities and Exchange Commission under the Securities Act of 1933, as amended, or the Securities Act, in connection with the initial public offering of common stock of Mauser Group B.V. In connection therewith, I hereby consent, pursuant to Rule 438 of the Securities Act, to being named as a nominee to the board of directors of Mauser Group B.V. in the Registration Statement, as may be amended from time to time. I also consent to the filing of this consent as an exhibit to such Registration Statement and any amendments thereto.

/s/ Stephen Lucas
Name: Stephen Lucas

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